UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [   ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

DYNEX CAPITAL, INC

(Name of Registrant as Specified In Its Charter)

LEEWARD CAPITAL, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ANNUAL MEETING OF STOCKHOLDERS OF DYNEX CAPITAL, INC.

May 14, 2002

PROXY STATEMENT OF LEEWARD CAPITAL, L.P.

IN SUPPORT OF TWO NOMINEES FOR THE DYNEX BOARD OF DIRECTORS

      This proxy statement and the enclosed GREEN common proxy card are being furnished to you, the common stockholders of Dynex Capital, Inc., or Dynex, in connection with the solicitation of proxies by Leeward Capital, L.P., or Leeward, for use at the 2002 annual meeting of stockholders of Dynex, and at any adjournments, postponements or reschedulings thereof.

      Leeward is soliciting proxies from the holders of Dynex common stock to elect Eric P. Von der Porten and James M. Bogin as two of the four directors to be appointed by the Dynex common stockholders at the 2002 annual meeting. If elected, each will serve until the 2003 annual meeting of Dynex stockholders and until his respective successor is duly elected. Information concerning Leeward, its nominees and other participants in its solicitation of proxies is provided in this proxy statement under the headings “Information About the Nominees We Want to Elect” and “Information About the Participants in Our Solicitation.”

      According to the Dynex proxy statement dated April 12, 2002, or the Dynex Proxy Statement, Dynex is also seeking ratification of its selection of Deloitte & Touche LLP, independent certified public accountants, as Dynex’s auditors for the fiscal year ending December 31, 2002. Leeward does not make any recommendations regarding this matter but, if you provide instructions regarding this matter on the enclosed GREEN common proxy card, Leeward will vote your shares of common stock as you direct. Leeward is not aware of any business to be transacted at the 2002 annual meeting other than as described in the Dynex Proxy Statement or this proxy statement, but by submitting a GREEN common proxy card, you will entitle our representatives to vote your shares of common stock in their discretion on other matters that may arise.

      According to the Dynex Proxy Statement, the 2002 annual meeting is scheduled to be held on Tuesday, May 14, 2002 at 2:00 p.m. Eastern Time at The Place at Innsbrook, located at 4036 Cox Road, Glen Allen, Virginia. Dynex has set April 8, 2002 as the record date for determining stockholders entitled to notice of and to vote at the 2002 annual meeting.

      All statements in this proxy statement and on the enclosed GREEN common proxy card regarding the date and place of the 2002 annual meeting, the business to be brought before stockholders of Dynex at the 2002 annual meeting and the related voting requirements are based on the Dynex Proxy Statement.

* * * * * * *

      Leeward is soliciting proxies to vote shares of common stock held by you. Any holder of Dynex common stock on April 8, 2002 may give Leeward its proxy to vote its shares of common stock as provided on the enclosed GREEN common proxy card. Your vote is important. Whether or not you plan to attend the 2002 annual meeting, we urge you to sign and date the enclosed GREEN common proxy card and return it in the postage-paid envelope provided.

      Your latest-dated proxy is the only one that counts, so you may return the GREEN common proxy card even if you have already delivered another proxy for your common stock. Dynex will send to you a common proxy card. We urge you not to return the common proxy card sent to you by Dynex, but even if you have already done so, please send to us the GREEN common proxy card.

      Leeward is not soliciting proxies to vote any shares of Dynex preferred stock. If you hold preferred stock, you may also send in the preferred proxy card provided by Dynex, but please send it to Dynex and not to us. Sending to us the GREEN common proxy card will not invalidate your preferred proxy card, but please only send to us your GREEN common proxy card.

PLEASE SIGN, DATE AND RETURN OUR

GREEN COMMON PROXY CARD AT YOUR EARLIEST CONVENIENCE.

* * * * * * *

      The date of this proxy statement is April      , 2002. This proxy statement and the enclosed GREEN common proxy card are first being sent or given to common stockholders of Dynex on or about April      , 2002.

INTRODUCTION

      We are investors in Dynex owning more shares of common stock of the Company than the five current non-management directors combined. We are extremely disappointed — both with the performance of Dynex over the past several years and the failure of its board of directors to articulate a clear and viable plan for restoring stockholder value. We believe that the board needs some new members who will bring fresh and constructive perspectives to the business of Dynex.

      At the 2002 annual meeting, the stockholders of Dynex will have the opportunity to elect six directors who will constitute the entire board of directors of Dynex. The holders of common stock will elect four of those directors, and the holders of preferred stock, voting as a single class, will elect two. The Dynex Proxy Statement identifies four persons who have been nominated by Dynex for election by common stockholders and three other persons seeking to be elected to the two directorships to be selected by preferred stockholders. The names, backgrounds and qualifications of the Dynex nominees, and other information about them, can be found in the Dynex Proxy Statement.

      We are soliciting proxies from you, the common stockholders, to vote for Eric P. Von der Porten and James M. Bogin as two of the four directors to be elected by the common stockholders. We intend to attend the 2002 annual meeting and to move to nominate them as directors. Each has consented to serve as a director of Dynex if elected and to be named in this proxy statement and in our other soliciting materials as a Leeward nominee.

      We believe that Mr. Von der Porten and Mr. Bogin are highly qualified to serve as directors of Dynex. Mr. Von der Porten has over 18 years of financial experience in banking, venture capital, investment banking and investment management. Mr. Bogin has over 16 years of experience analyzing and managing investments.

      Of the four Dynex common stock nominees, we are seeking to replace J. Sidney Davenport and Donald B. Vaden, the two non-management directors who have served on the board the longest. If you give us your proxy to vote your shares of common stock, we will vote, unless you instruct otherwise, for our two nominees and the other two Dynex common stock nominees so that a full slate of four common directors will be elected. However, if you wish, you may also withhold your votes from either or both of the Dynex common stock nominees other than Mr. Davenport and Mr. Vaden by filling in their names in the appropriate spot on our GREEN common proxy card.

      We are not soliciting proxies to vote shares of preferred stock because our nominees are seeking election as two of the four directors to be elected by the holders of common stock. Holders of preferred stock will elect their two directors separately. There is no assurance that any of the Dynex nominees will serve as directors if any of the Leeward nominees are elected. Each director will hold office until the 2003 annual meeting and until his successor has been elected and qualified or until his earlier death, resignation or removal.

REASONS WE WANT TO ELECT NEW DIRECTORS

      We believe that the Dynex board of directors needs new vision and leadership to restore value to the common stockholders.

      During the five-year period used in the Dynex Proxy Statement to measure Dynex’s performance against its peers, the stockholders have had to endure the poor performance of the company and the resultant decline in equity value.

•	Stockholders’ equity has declined more than $300 million, with the book value of each share of common stock declining from $34.60 to $4.71.(1)

(1)	Information derived from Dynex’s Annual Reports on Form 10-K for the years ending December 31, 2000 and December 31, 2001.

•	The price per share of common stock has declined from a closing price of $49.26 on December 31, 1996 to a closing price of $2.10 on December 31, 2001 ($3.60 on April 16, 2002)(2).

•	There have been no dividends paid to holders of common stock since the third quarter of 1998(3).

(2)	Obtained from Yahoo Finance at www.yahoo.com.

(3)	See page 1 of Dynex’s Annual Report on Form 10-K for the year ending December 31, 2001.

      While we have been concerned about Dynex’s operations for some time, recent announcements have heightened our concerns.

•	Dynex discloses in Item 1 of the Dynex Annual Report on Form 10-K for the year ended December 31, 2001 on page 2 that the board of directors “has engaged an advisor to assist it in evaluating the feasibility of [Dynex] forming or acquiring a depository institution” despite the stated risk that it “currently has no experience in managing a depository institution.” By doing so, Dynex would, by its own admission, enter into an entirely new and risky line of business.

•	The Dynex Proxy Statement states on page 7 that Thomas H. Potts, currently President and a director, “has notified the board of directors of [Dynex] that he does not plan to remain an employee or an officer of [Dynex] after June 30, 2002.” The Dynex Proxy Statement contains no further disclosure on this point. It does not discuss any process for seeking his successor or how his departure might affect the Dynex business plan.

      We believe this is a crucial time for the common stockholders to have new voices on the board to help guide Dynex in a direction that best serves the needs and goals of the common stockholders.

INFORMATION ABOUT THE NOMINEES WE WANT TO ELECT

      Each Leeward nominee has furnished the information about himself that is provided in this proxy statement. Additional disclosure regarding our nominees and the other participants in our solicitation can be found below in the section entitled “Information About the Participants in our Solicitation.”

Name and Business Address	Age	Present Principal Occupation and Five Year Business Experience

Eric P. Von der Porten	44	From 1997 to present, Mr. Von der Porten has served as the
c/o Leeward Capital, L.P. 1139 San Carlos Ave Suite 302 San Carlos, CA 94070		managing member of Leeward Investments, LLC, the general partner of Leeward Capital, L.P. He is a Director of West Coast Realty Investors, Inc., a real estate investment trust with a class of securities registered under the Securities Exchange Act of 1934, as amended. Mr. Von der Porten earned an A.B. from the University of Chicago and an M.B.A. from the Stanford Graduate School of Business.
James M. Bogin	44	Mr. Bogin is the founder and since 1998 has been the
c/o Legend Capital Management 75 Elm Avenue Larkspur, CA 94939		managing member of Legend Capital Management, LLC. From 1998 to 2000, he was also with Matthews International Capital Management, Inc., serving from 1999-2000 as the investment manager of Matthews Japan Fund. From 1997-1998, Mr. Bogin served as a senior investment manager for CapMac Investment Management, Inc. Mr. Bogin earned a B.A. from Harvard College and an M.B.A. from the American Graduate School of International Management.

      No person, corporation or organization identified in the preceding table is an affiliate of Dynex. The present principal occupation of each director nominee is the first occupation described in his or her biography.

      We intend to appear in person at the 2002 annual meeting and to move to nominate Mr. Von der Porten and Mr. Bogin as directors to be elected by holders of common stock. We have no reason to believe that, if so nominated and if elected, either of the Leeward nominees will be disqualified or unwilling or unable to serve. Leeward reserves the right to nominate substitute persons if Dynex makes or announces any changes to its by-laws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any of the Leeward nominees. In addition, if any additional directorships are to be voted upon at the 2002 annual meeting, Leeward reserves the right to nominate additional persons to fill the added positions. Shares of common stock represented by proxies given to us will be voted for any substitute or additional nominees of Leeward.

      Each of Leeward’s nominees, if elected, will be entitled to receive compensation customarily paid by Dynex to its independent directors, which is described in the Dynex Proxy Statement.

      No Leeward nominee presently holds any positions with Dynex, and there is no arrangement or understanding between any Leeward nominee and any other person pursuant to which the Leeward nominee was selected as a nominee.

      There is no family relationship between any Leeward nominee and (i) any other Leeward nominee or (ii) any director of Dynex, executive officer of Dynex or person nominated by Dynex to become a director or executive officer.

      There is, and has been, no legal or other proceeding involving any Leeward nominee that is required to be disclosed under the federal proxy rules.

      No Leeward nominee (i) has any business relationship that is required to be disclosed by the federal proxy rules; (ii) has had any such relationship since the beginning of Dynex’s most recently completed fiscal year; or (iii) has, since the beginning of Dynex’s last completed fiscal year, been indebted to Dynex or any of its subsidiaries in an amount that exceeds $60,000.

      No Leeward nominee and no associate of any Leeward nominee has received any compensation from Dynex as a director or executive officer of Dynex. Had the Leeward nominees been directors of Dynex and members of the compensation committee of Dynex’s board of directors during Dynex’s last completed fiscal year, there would have been no compensation committee interlocks within the meaning of the federal proxy rules.

      No Leeward nominee has failed to file reports related to Dynex that are required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

* * * * * *

      Leeward believes that it is in the best interest of common stockholders to elect the Leeward nominees at the 2002 annual meeting. A proxy given to us on the enclosed GREEN common proxy card will, unless you instruct otherwise, cause your shares of common stock to be voted in favor of our nominees and in favor of the persons who are expected to be nominated by Dynex, other than the two Dynex nominees we are seeking to replace.

      Your vote is important regardless of the number of shares of common stock you own. Whether or not you plan to attend the 2002 annual meeting, please sign and date the enclosed GREEN common proxy card and return it in the envelope provided. We strongly recommend that you vote “for” the election of the Leeward nominees.

* * * * * *

VOTING PROCEDURES

      To support the Leeward nominees at the 2002 annual meeting, please sign and date the enclosed GREEN common proxy card and return it to Leeward in the enclosed postage-paid envelope. Submitting a proxy will not affect your right to attend the 2002 annual meeting and vote in person.

Who may vote for the Leeward nominees?

      If you were a holder of Dynex common stock on the record date, April 8, 2002, you may vote your shares for one or both of the Leeward nominees either in person or by giving us your proxy. Even if you sell your shares of common stock after the record date, you will retain the right to give to us a proxy to vote your common stock at the 2002 annual meeting unless your sale expressly includes the right to vote your shares of common stock at the 2002 annual meeting. It is important that you grant a proxy regarding shares of common stock you held on the record date, or vote those shares in person, even if you no longer own those shares. You may appear at the 2002 annual meeting and vote your shares of common stock in person for our nominees, but we still urge you to send to us your GREEN common proxy card in the event you are unable to attend.

      Based upon the Dynex Proxy Statement, 10,873,853 shares of Dynex common stock were outstanding on the record date for the 2002 annual meeting. If you are not the record holder of your shares, please refer to the discussion following the question “What if I am not the record holder of my common stock?”

How do I vote my common stock for the Leeward nominees by proxy?

      A common stockholder who wishes to vote for one or both of our nominees by proxy can only do so by completing, signing, dating and mailing the enclosed GREEN common proxy card because our nominees will not appear on any other card. To be able to vote your shares of common stock in accordance with your instructions at the 2002 annual meeting, we must receive your GREEN common proxy card as soon as possible but in any event prior to the meeting. You may vote your shares without submitting a proxy to us if you vote in person, submit a proxy to the secretary of Dynex or, in some cases, if you provide appropriate instructions to the record holder of your shares.

How will you vote my common stock if I give you my proxy?

      If you give us a proxy on the GREEN common proxy card, your shares of common stock will be voted as you direct. We are only seeking to elect two of the four directors to be elected by the common stockholders, so if you give us your proxy, we will vote, unless you instruct otherwise, your common stock in favor of our two nominees and the two Dynex nominees other than J. Sidney Davenport and Donald B. Vaden. You may withhold authority to vote in favor of any of our nominees or any other Dynex common nominee in addition to Mr. Davenport and Mr. Vaden.

      The GREEN common proxy card also permits you to vote, withhold authority or abstain from voting in favor of Dynex’s proposal to ratify the appointment of Deloitte & Touche LLP, independent certified public accountants, as auditors of Dynex Capital, Inc. Leeward does not make any recommendations regarding this matter but, if you provide instructions regarding this matter on the enclosed GREEN common proxy card, Leeward will vote your shares as you direct.

      If you submit a proxy to us without instructions, our representatives will vote your shares of common stock in favor of our nominees and the two Dynex nominees other than Mr. Davenport and Mr. Vaden and will vote your shares of common stock as an abstention on the proposal relating to the Dynex accountants.

      Submitting a GREEN common proxy card will entitle us to vote your shares of common stock in accordance with our discretion on matters not described in this proxy statement that may arise at the 2002 annual meeting.

      Unless a proxy specifies otherwise, it will be presumed to relate to all shares of common stock held of record on the record date by the person who submitted it.

What if I am not the record holder of my shares of common stock?

      If your shares of common stock are held in the name of a brokerage firm, bank nominee or other institution, only it can give a proxy with respect to your common stock. You may have received either a blank, executed proxy card from the record holder (which you can complete and send directly to Leeward) or an instruction card (which you can complete and return to the record holder to direct its voting of your shares). If the record holder has not sent you either a blank, executed proxy card or an instruction card, you may contact the record holder directly to provide it with instructions. If you need assistance, please contact us, by telephone at (650) 592-2181.

      If you do not have record ownership of your shares of common stock and want to vote in person at the 2002 annual meeting, you may obtain a document called a “legal proxy” from the record holder of your shares of common stock and bring it to the 2002 annual meeting. If you need assistance, please contact us, by telephone at (650) 592-2181.

What should I do when I receive the common proxy card from Dynex?

      Dynex will send to you a common proxy card to solicit proxies from holders of its common stock to vote those shares to elect the four incumbent Dynex nominees. If you wish to vote for either or both of the Leeward nominees, sign, date and return the enclosed GREEN common proxy card. Do not in addition sign or return the Dynex common proxy card or follow any voting instructions provided by Dynex with respect to your shares of common stock. Only your latest-dated proxy card will be counted, so if you have already sent in the Dynex common proxy card to Dynex, you may revoke it and provide your support to the Leeward nominees by signing, dating and returning the enclosed GREEN common proxy card at any time before the meeting or by appearing in person at the meeting.

What if I want to revoke the proxy I have given to vote my shares of common stock?

      If you give a proxy, you may revoke it at any time before it is voted on your behalf. You may do so in three ways:

•	By delivering a later-dated proxy to either us or the secretary of Dynex; or

•	By delivering a written notice of revocation to either us or the secretary of Dynex; or

•	By voting in person at the 2002 annual meeting.

      If you choose to revoke a proxy by giving written notice or a later-dated proxy to the secretary of Dynex, we would appreciate if you would assist us in representing the interests of stockholders on an informed basis by sending us a copy of your revocation or proxy or by calling us at (650) 592-2181. Remember, your latest-dated proxy is the only one that counts.

If I plan to attend the 2002 annual meeting, should I still submit a proxy to vote my shares of common stock?

      Whether you plan to attend the 2002 annual meeting or not, we urge you to submit a GREEN common proxy card. Returning the enclosed GREEN common proxy card will not affect your right to attend the 2002 annual meeting and vote.

How many votes do I have for my shares of common stock?

      According to the Dynex Proxy Statement, for each share of common stock that you held at the close of business on April 8, 2002, you are entitled to one vote for each of four directors to be elected by the holders of common stock and one vote on each other matter presented to common stockholders at the 2002 annual meeting.

What is a quorum and why is it necessary?

      Conducting business at the 2002 annual meeting requires a quorum. According to the Dynex Proxy Statement, for a quorum to exist, stockholders representing a majority of the votes eligible to be cast must be present in person or represented by proxy. The Dynex Proxy Statement also provides that under Virginia law, the Dynex articles of incorporation and the Dynex by-laws, abstentions and broker non-votes are treated as present for purposes of determining whether a quorum exists.

What vote is required to approve each proposal and how will votes be counted?

      According to the Dynex Proxy Statement, if a quorum is present, directors will be elected by a plurality of the votes cast. This means that the four nominees for the director positions to be selected by the holders of common stock receiving the highest number of votes will be elected as directors. Accordingly, abstentions and broker non-votes do not affect the election of any nominees. Under New York Stock Exchange rules, brokers will not have discretion to vote shares held in street name without instructions from the beneficial owner of the shares with respect to the election of directors, but will have such discretion with respect to voting on the ratification of auditors. Stockholders do not have the right to cumulate their votes.

      According to the Dynex Proxy Statement, each proposal other than the election of directors will be adopted if a majority of the shares represented at the meeting and entitled to vote on the proposal are voted in its favor. Accordingly, abstentions on each such proposal will have the same effect as a vote against the proposal. Broker non-votes will not have the effect of a vote for or against any such proposal.

Are you soliciting proxies with respect to any preferred stock that I own?

      Leeward is not soliciting proxies to vote any shares of Dynex preferred stock. Neither this proxy statement nor our GREEN common proxy card relates to the election of the preferred directors, but according to the Dynex Proxy Statement, the holders of preferred stock at the close of business on April 8, 2002 are entitled to vote as a single class to elect two directors. Please refer to the Dynex Proxy Statement with respect to matters to be submitted to preferred stockholders.

      If you hold preferred stock, you may also send in the preferred proxy card provided by Dynex, but please send it to Dynex and not to us. Sending to us the GREEN common proxy card will not invalidate your preferred proxy card, but please only send to us your GREEN common proxy card.

How can I receive more information?

      If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please call us at (650) 592-2181.

PROXY SOLICITATION AND EXPENSES

      The solicitation to which this proxy statement relates is being made by (i) Leeward; (ii) Leeward’s general partner, Leeward Investments, LLC. and (iii) the Leeward nominees, collectively referred to as Participants. The Participants may solicit proxies in person and by mail, press release, advertisements in newspapers, magazines and/or trade publications, telephone, telecopier, telegraph, electronic mail, television, radio and newspapers. No person identified above has or will receive compensation for soliciting proxies.

      The Participants will ask banks, brokers, custodians, nominees, other institutional holders and other fiduciaries to forward all soliciting materials to the beneficial owners of the shares of common stock that those institutions hold of record. Leeward will reimburse those institutions for reasonable expenses that they incur in connection with forwarding our materials.

      The entire expense of our proxy solicitation is being borne by Leeward. Leeward also intends to reimburse any costs its nominees personally incur in connection with their candidacy. If the Leeward nominees are elected to the Dynex board of directors, Leeward may seek reimbursement of expenses from Dynex. Leeward does not intend to seek stockholder approval of any such reimbursement. Any decision to reimburse our expenses will be decided by the entire Dynex board of directors, not solely our nominees.

      Costs related to our solicitation of proxies include expenditures for printing, postage, legal services and other related items. Total expenditures are expected to be approximately $                    . Total payment of costs to date in furtherance of our proxy solicitation is approximately $                    .

INFORMATION ABOUT THE PARTICIPANTS IN OUR SOLICITATION

      Leeward is a California limited partnership that was formed to invest in publicly traded stocks and other securities. Leeward Investments, LLC is its general partner. Their principal place of business is in San Carlos, California and their address is 1139 San Carlos Avenue, Suite 302, San Carlos, California 94070. Mr. Von der Porten is the managing member of Leeward Investments. Mr. Bogin is the managing member of Legend Capital Management, LLC, whose principal place of business is at 75 Elm Avenue, Larkspur, California 94939.

      The Participants beneficially own the following shares of capital stock of Dynex:

			Amount of
	Name of		Beneficial Ownership	Percent of Class
Title of Class(1)	Beneficial Owner		(#)(2)	(%)(3)

Common Stock	Leeward Capital, L.P.	(4)	125,200	1.1
Series B Cumulative Convertible Preferred Stock	Leeward Capital, L.P.	(4)	27,500	2.0
Series C Cumulative Convertible Preferred Stock	Leeward Capital, L.P.	(4)	42,500	3.1

(1)	None of the Participants owns any shares of Series A Cumulative Convertible Preferred Stock. Although Mr. Bogin currently owns no shares of Dynex stock, he has advised us that, if elected as a director, he intends to make a meaningful acquisition of shares of Dynex common stock.

(2)	Cede & Co. is the record holder of these shares.

(3)	The percent of class is based on the total number of shares of each class of securities outstanding as reported in the Dynex Proxy Statement. According to the Dynex Proxy Statement, on April 8, 2002 there were outstanding 10,873,853 shares of common stock, 1,378,807 shares of Series B cumulative convertible preferred stock and 1,383,532 shares of Series C cumulative convertible preferred stock.

(4)	By virtue of their affiliation with Leeward Capital, L.P., Leeward Investments, LLC and Eric P. Von der Porten may be deemed to beneficially own shares of Dynex capital stock owned by Leeward Capital, L.P. Each of Leeward Investments, LLC and Mr. Von der Porten disclaims such beneficial ownership.

      No Participant and no associate of any Participant (within the meaning of the federal proxy rules) beneficially owns any securities of Dynex other than common stock and the preferred stock described above. No Participant beneficially owns any securities of any parent or subsidiary of Dynex. No Participant has record but not beneficial ownership with respect to any securities of Dynex. Annex A states with respect to all securities of Dynex purchased or sold by any Participant within the past two years, the dates on which the securities were purchased or sold, and the amount purchased or sold on each such date. None of the funds used to purchase any shares of common stock or preferred stock of Dynex owned by Leeward were borrowed funds.

      No Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Dynex, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

      No Participant, no associate of any Participant and no person who is a party to any arrangement or understanding pursuant to which a Leeward nominee is proposed to be elected has any arrangement or understanding with any person with respect to any future employment by Dynex or its affiliates or with respect to any future transactions to which Dynex or any of its affiliates will or may be a party.

      Participants who are Leeward nominees are expected to receive customary compensation from Dynex in exchange for their services as directors, if elected.

      There has been no transaction or series of similar transactions since the beginning of Dynex’s last completed fiscal year, and there is no currently proposed transaction or series of similar proposed transactions, to which Dynex or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any Participant or any associate of any Participant had, or will have, a direct or indirect material interest.

      None of the Participants is party to any commercial dealing with Dynex or its subsidiaries that is required to be discussed in this proxy statement by the federal securities laws. Information in this proxy statement about each Participant was provided by that Participant.

INFORMATION ABOUT DYNEX

      Based upon the Dynex Proxy Statement, the mailing address of the principal executive offices of Dynex is 4551 Cox Road, Suite 300, Glen Allen, Virginia 23060.

      The section of the Dynex Proxy Statement entitled Ownership of Stock sets forth the number of shares of common and preferred stock beneficially owned by owners of more than 5% of Dynex’s stock outstanding for each class, each director of Dynex, and each named executive officer, and the number of shares beneficially owned by all of the Dynex directors and executive officers as a group. Leeward has no knowledge of the accuracy or inaccuracy of such information or whether any other person beneficially owns more than 5% of the outstanding shares of each class of stock.

      Except as otherwise noted herein, the information in this proxy statement concerning Dynex has been taken from or is based upon the Dynex Annual Report on Form 10-K for the year ended December 31, 2001, and the Dynex Proxy Statement, each of which are on file with the Securities and Exchange Commission, and other publicly available information. Although Leeward does not have any knowledge indicating that any statement contained herein is untrue, we do not take any responsibility for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of Leeward, or for any failure by Dynex to disclose events that may affect the significance or accuracy of such information.

OTHER MATTERS TO BE VOTED UPON

      The Dynex Proxy Statement provides that, in addition to electing directors, stockholders will be asked at the 2002 annual meeting to vote upon ratifying Deloitte & Touche LLP, independent certified public accountants, as Dynex’s auditors for the fiscal year ending December 31, 2002. Leeward does not make any recommendations regarding these matters but, if you provide instructions regarding these matters on the enclosed proxy card, Leeward will vote your shares as you direct. If you return the GREEN common proxy card, properly executed, without specifying a choice, your shares of common stock will be voted as an abstention as to the proposal to ratify the accountants. Submitting a GREEN common proxy card will entitle our representatives to vote your shares of common stock in accordance with their discretion on matters not described in this proxy statement that may arise at the 2002 annual meeting.

FUTURE STOCKHOLDERS’ PROPOSALS

      The Dynex Proxy Statement provides that any proposal which a stockholder may desire to present to the 2003 Annual Meeting of Stockholders and to have included in the Dynex Proxy Statement must be received in writing by the Secretary of Dynex prior to December 13, 2002. Any proposals of Stockholders to be presented at the 2003 Annual Meeting which are delivered to Dynex later than February 26, 2003 will be voted by the proxy holders designated for the 2003 Annual Meeting in their discretion.

* * * * * *

PLEASE VOTE YOUR SHARES OF COMMON STOCK IN FAVOR OF THE LEEWARD NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN COMMON PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

      Questions or requests for additional copies of this proxy statement should be directed to:

Leeward Capital, L.P.

Attention: Eric P. Von der Porten
1139 San Carlos Avenue, Suite 302
San Carlos, California 94070
Phone: (650) 592-2181
Fax: (650) 592-2187

ANNEX A

TRANSACTIONS IN DYNEX SECURITIES

      Other than the transactions described below, no Participant has purchased or sold any securities of Dynex in the past two years.

Transactions in Dynex Common Stock

by Leeward Capital, L.P.

Date of Transaction	Nature of Transaction	Number of Shares

April 24, 2000	Purchase	5,000
May 9, 2000	Purchase	2,000
May 10, 2000	Purchase	3,000
May 12, 2000	Purchase	3,000
June 2, 2000	Purchase	5,000
June 5, 2000	Purchase	2,000
August 29, 2000	Sale	(5,000)
September 1, 2000	Sale	(2,000)
September 5, 2000	Sale	(3,100)
October 3, 2000	Sale	(10,000)
January 29, 2001	Purchase	10,000
February 5, 2001	Purchase	10,000
February 9, 2001	Purchase	10,000
February 15, 2001	Purchase	20,000
May 24, 2001	Sale	(10,000)
May 29, 2001	Sale	(21,600)
May 30, 2001	Sale	(8,400)
June 8, 2001	Purchase	7,000
June 11, 2001	Purchase	5,000
June 11, 2001	Purchase	5,000
June 15, 2001	Purchase	5,100
June 21, 2001	Purchase	5,000
September 21, 2001	Purchase	5,000
October 16, 2001	Purchase	10,000
November 2, 2001	Purchase	10,000
December 18, 2001	Purchase	10,000
January 28, 2002	Sale	(10,000)
February 11,2002	Purchase	5,000
February 12, 2002	Purchase	7,000
February 19, 2002	Purchase	5,000
February 26, 2002	Purchase	5,000
February 27, 2002	Purchase	2,000
February 28, 2002	Purchase	2,000
March 1, 2002	Purchase	1,100
March 5, 2002	Purchase	5,000
March 8, 2002	Purchase	5,000
March 25, 2002	Purchase	10,000
March 27, 2002	Purchase	6,000

A-1

Transactions in Dynex Series B Cumulative Convertible

Preferred Stock by Leeward Capital, L.P.

Date of Transaction	Nature of Transaction	Number of Shares

April 13, 2000	Purchase	2,000
October 9, 2000	Purchase	2,000
October 10, 2000	Purchase	2,500
October 26, 2000	Purchase	2,000
December 18, 2000	Purchase	2,000
January 19, 2001	Purchase	1,000
August 1, 2001	Purchase	2,000

Transactions in Dynex Series C Cumulative Convertible

Preferred Stock by Leeward Capital, L.P.

Date of Transaction	Nature of Transaction	Number of Shares

April 6, 2000	Purchase	1,000
April 25, 2000	Purchase	2,000
April 26, 2000	Purchase	900
May 1, 2000	Purchase	2,000
July 25, 2000	Purchase	2,000
July 26, 2000	Purchase	2,000
October 23, 2000	Purchase	1,000
October 24, 2000	Purchase	2,000
November 28, 2000	Purchase	6,000
December 14, 2000	Purchase	1,000
December 19, 2000	Purchase	2,000
January 26, 2001	Purchase	2,000
March 13, 2001	Purchase	2,000
July 31, 2001	Purchase	1,600

A-2

GREEN COMMON PROXY CARD	Preliminary Copy

DYNEX CAPITAL, INC.

COMMON STOCK PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS
MAY 14, 2002 AT 2:00 P.M.

THIS COMMON STOCK PROXY IS SOLICITED BY LEEWARD CAPITAL, L.P.
AND NOT BY THE BOARD OF DIRECTORS OF DYNEX CAPITAL, INC.

     The undersigned holder of common stock of Dynex Capital, Inc. hereby authorizes and appoints Eric P. Von der Porten and James M. Bogin, and each of them, as attorneys and proxies, each with full power of substitution and revocation, to represent the undersigned holder of common stock at the Annual Meeting of Stockholders of Dynex Capital, Inc. to be held at The Place At Innsbrook, 4036 Cox Road, Glen Allen, Virginia, on Tuesday, May 14, 2002 at 2:00 p.m. Eastern Time, and at any adjournment or postponement thereof, with authority to vote all shares of common stock held or owned by the undersigned in accordance with the directions indicated herein. Receipt of the Leeward Proxy Statement is hereby acknowledged.

     This common stock proxy, when properly executed, will cause your shares of common stock to be voted as you direct. If you return this proxy, properly executed, without specifying a choice, your shares of common stock will be voted in favor of the Leeward nominees identified on the reverse side, will be voted in favor of Dynex’s common stock nominees other than those identified on the reverse side and will be voted as an abstention on item two. The proxies will also vote this proxy in their discretion upon any other business that may properly come before the meeting.

(Continued and to be signed on the reverse side)

COMMON STOCK PROXY

LEEWARD CAPITAL, L.P. RECOMMENDS A VOTE “FOR” THE LEEWARD NOMINEES LISTED BELOW

1.	Election of directors by holders of common stock.

LEEWARD NOMINEES:	Eric P. Von der Porten	FOR all Leeward nominees.
	James M. Bogin	WITHHOLD AUTHORITY to vote for all Leeward nominees.
FOR all Leeward nominees, except vote withheld from the following Leeward nominee:

          DYNEX NOMINEES:

Leeward is NOT seeking authority to vote for and will specifically WITHHOLD AUTHORITY to vote for Dynex common stock director nominees J. Sidney Davenport and Donald B. Vaden. Leeward will vote this proxy for the other two Dynex common stock director nominees unless you indicate below that you wish to withhold authority to vote for one or more of those additional Dynex common stock director nominees. You should refer to the proxy statement and form of common stock proxy distributed by Dynex for the names, backgrounds, qualifications and other information concerning the common stock director nominees of Dynex. There is no assurance that any of Dynex’s nominees will serve as directors if any of Leeward’s nominees are elected.

Write the name(s) of any additional Dynex common stock director nominee(s) for whom authority to vote is withheld:

2.	Proposal to ratify the appointment of Deloitte & Touche LLP, independent certified public accountants, as auditors of Dynex Capital, Inc.	FOR
AGAINST

ABSTAIN

3.	Other Matters.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO HOLDERS OF COMMON STOCK AT THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The signer hereby revokes all common stock proxies previously given by the signer to vote at the 2002 Annual Meeting of Stockholders of Dynex Capital, Inc., and any adjournment or postponement thereof.

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or agent, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:	, 2002

Signature

Signature, if held jointly